UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release issued April 20, 2004.

*	Such press release is being “furnished” (not filed) pursuant to Item 12 of this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

     On April 20, 2004, CheckFree Corporation (“CheckFree”) issued a press release announcing its financial results for the third quarter ended March 31, 2004, and its expectations for the fourth quarter ended June 30, 2004 and fiscal 2004 (the “Press Release”). Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Form 8-K, including Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     CheckFree will broadcast its third quarter conference call at 5:00 p.m. (EDT) on April 20, 2004 to review its financial results for the third quarter ended March 31, 2004, and its expectations for the fourth quarter and fiscal year ending June 30, 2004. To phone into the conference call, dial 1-877-232-1067 anytime after 4:45 p.m. (EDT) and ask for the CheckFree conference call. CheckFree will also broadcast the call on the Internet. The live conference call will be accessible through the Investor Center section of the CheckFree corporate Web site at http://www.checkfreecorp.com. A digital replay of the call will be available on the same Web site after 7:00 p.m. (EDT).

     Certain of the CheckFree’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements regarding forecasts and expectations of revenue, earnings and free cash flow for the fourth quarter of fiscal 2004 and fiscal 2004 as a whole, and the performance of each of CheckFree’s divisions and sequential transaction growth in the fourth quarter of fiscal 2004 (paragraphs 4, 7, 8, 9 and 10 of the Press Release). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2003 (filed September 15, 2003); Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (filed November 13, 2003) and Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 (filed February 12, 2004). One or more of these factors have affected, and could in the future affect, CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation

Date: April 20, 2004	By:	/s/ David E. Mangum

David E. Mangum, Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release issued April 20, 2004.

*	The Press Release is being “furnished” (not filed) under Item 12 of this Current Report on Form 8-K.